SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 26, 2004

                            MS Structured Asset Corp.
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                   333-101155             13-4026700
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    (State or Other Jurisdiction     (Commission File          (IRS Employer
          of Incorporation)               Number)           Identification No.)

1585 Broadway,
New York, New York                                                 10036
Attention: John Kehoe
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     (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code: 212-761-2520

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 4.1     Trust Agreement

Exhibit 5.1     Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1    Consent of Cleary, Gottlieb, Steen & Hamilton
                (included in Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 8, 2004

                                                     MS STRUCTURED ASSET CORP.
                                                     (Registrant)


                                                     By:  /s/ John Kehoe
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                                                     Name:  John Kehoe
                                                     Title:  Vice President

                                                 EXHIBIT INDEX

Exhibit 4.1       Trust Agreement

Exhibit 5.1       Validity Opinion of Cleary, Gottlieb, Steen & Hamilton

Exhibit 23.1      Consent of Cleary, Gottlieb, Steen & Hamilton
                  (included in Exhibit 5.1)